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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 27, 2009

THE MACERICH COMPANY
(Exact Name of Registrant as Specified in Charter)

MARYLAND (State or Other Jurisdiction of Incorporation)	1-12504 (Commission File Number)	95-4448705 (IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (310) 394-6000

N/A
(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

        The Macerich Company (the "Company") is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 ("Form 10-K"), and the accompanying selected financial data, in connection with the Company's adoption on January 1, 2009 of the following accounting pronouncements: (i) FASB Staff Position ("FSP") APB No. 14-1 "Accounting for Convertible Debt Instruments That May Be Settled Upon Conversion (Including Partial Cash Settlement)"; (ii) Statement of Financial Accounting Standards ("SFAS") No. 160 "Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51"; and (iii) FSP EITF No. 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities". The Company is also re-issuing the Management's Discussion and Analysis of Financial Condition and Results of Operations that accompanied those consolidated financial statements.

        This Current Report on Form 8-K updates Items 6, 7, 7A and 8 in Part II of the Company's Form 10-K, and the financial statements included in Part IV, Item 15 of the Company's Form 10-K, to reflect the application of FSP APB No. 14-1, SFAS No. 160, and FSP EITF No. 03-6-1. Such updated information is attached to this Current Report on Form 8-K as Exhibit 99.1. Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since December 31, 2008.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a), (b) and (c) Not applicable.

(d) Exhibits.

        Exhibit Index attached hereto and incorporated herein by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on May 27, 2009.

THE MACERICH COMPANY
By: THOMAS E. O'HERN
/s/ THOMAS E. O'HERN Senior Executive Vice President, Chief Financial Officer and Treasurer

 EXHIBIT INDEX

EXHIBIT NUMBER	NAME
23.1	Consent of Deloitte & Touche LLP
99.1

Updates to Annual Report on Form 10-K for the year ended December 31, 2008
Part II, Item 6—Selected Financial Data
Part II, Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 7A—Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8—Financial Statements and Supplementary Data
Part IV, Item 15—Exhibits and Financial Statement Schedules

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  ITEM 8.01 OTHER EVENTS.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX